SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 26, 1998
                                                         ----------------

                                   PSINet Inc.
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              (Exact name of registrant as specified in its charter)


      New York                      0-25812                       16-1353600
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                              20170
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (703) 904-4100
                                                   --------------


          (Former name or former address, if changed since last report)
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Item 5.   Other Events
          ------------

       On October 26, 1998, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

            (c)   Exhibits
                  --------

                  Exhibit 99.1  Press release dated October 26, 1998


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



      SIGNATURES
      ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   October 28, 1998                 PSINET INC.


                                 By: /s/ Kathleen B. Horne
                                     ----------------------------
                                     Kathleen B. Horne
                                     Vice President and
                                       Deputy General Counsel

                                  EXHIBIT INDEX
                                  -------------




    Exhibit
    Number     Exhibit Name                                          Location
    ------     ------------                                          --------
     99.1      Press release dated October 26, 1998




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